UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 ____________________________

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Recursion Pharmaceuticals, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On October 30, 2024, Recursion Pharmaceuticals, Inc. (“Recursion” or the “Company”) issued the following press release announcing the expected date of the release of its third quarter financial results and the anticipated date of an investor update call following the anticipated close of the transaction contemplated by the previously announced transaction agreement, dated August 8, 2024, among the Company and Exscientia plc, a public limited company incorporated under the laws of England and Wales with registered number 13483814 (“Exscientia”):

Recursion to Report Third Quarter 2024 Business Updates and Financial Results on November 6th

Company plans to host update call on Nov 20, 2024 after the anticipated close of the proposed business combination with Exscientia

SALT LAKE CITY, Oct. 29, 2024 -- Recursion (NASDAQ: RXRX), a leading clinical stage TechBio company decoding biology to industrialize drug discovery, announced today it will provide business updates and report its Q3 2024 financial results on Wednesday, Nov 6, 2024, following the close of the financial markets.

The company will not host its normal L(earnings) Call in relation to the business updates and financials for the third quarter. Instead, the company expects to host an update call after the anticipated close of the proposed business combination with Exscientia, which is expected to be on Nov 20, 2024. We will broadcast the live stream from Recursion’s X (formerly Twitter), LinkedIn and YouTube accounts and there will be opportunities to ask questions of the company.

About Recursion

Recursion (NASDAQ: RXRX) is a clinical stage TechBio company leading the space by decoding biology to industrialize drug discovery. Enabling its mission is the Recursion OS, a platform built across diverse technologies that continuously expands one of the world’s largest proprietary biological and chemical datasets. Recursion leverages sophisticated machine-learning algorithms to distill from its dataset a collection of trillions of searchable relationships across biology and chemistry unconstrained by human bias. By commanding massive experimental scale — up to millions of wet lab experiments weekly — and massive computational scale — owning and operating one of the most powerful supercomputers in the world, Recursion is uniting technology, biology and chemistry to advance the future of medicine.

Recursion is headquartered in Salt Lake City, where it is a founding member of BioHive, the Utah life sciences industry collective. Recursion also has offices in Toronto, Montréal, London, and the San Francisco Bay Area. Learn more at www.Recursion.com, or connect on X (formerly Twitter) and LinkedIn.

Forward-Looking Statements

This document contains information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, those regarding the timing of the business updates and report on its third-quarter financial results; the occurrence and timing of an investor call; the anticipated closing of the proposed business combination with Exscientia; and all other statements that are not historical facts. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,”

“potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements, including but not limited to: challenges inherent in pharmaceutical research and development, including the timing and results of preclinical and clinical programs, where the risk of failure is high and failure can occur at any stage prior to or after regulatory approval due to lack of sufficient efficacy, safety considerations, or other factors; our ability to leverage and enhance our drug discovery platform; our ability to obtain financing for development activities and other corporate purposes; the success of our collaboration activities; our ability to obtain regulatory approval of, and ultimately commercialize, drug candidates; our ability to obtain, maintain, and enforce intellectual property protections; cyberattacks or other disruptions to our technology systems; our ability to attract, motivate, and retain key employees and manage our growth; inflation and other macroeconomic issues; and other risks and uncertainties such as those described under the heading “Risk Factors” in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the definitive joint proxy statement related to the proposed business combination filed with the SEC on October 10, 2024, our most recent Annual Report on Form 10-K, and our subsequent Quarterly Reports on Form 10-Q. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and Recursion undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It.

This communication relates to the proposed business combination by and between Recursion and Exscientia plc. Recursion and Exscientia have delivered a definitive joint proxy statement related to the proposed business combination to Recursion’s stockholders and Exscientia’s shareholders, which was also filed with the SEC on October 10, 2024. The definitive joint proxy statement provides full details of the proposed business combination and the attendant benefits and risks, including the terms and conditions of the Scheme of Arrangement and the other information required to be provided to Exscientia’s shareholders under the applicable provisions of the United Kingdom Companies Act 2006. This communication is not a substitute for the definitive joint proxy statement or any other document that Recursion or Exscientia may file with the SEC or send to their respective security holders in connection with the proposed business combination. Security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent to Recursion’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed business combination. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Recursion’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFNITIVE PROXY STATEMENT (WHICH INCLUDES AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF EXSCIENTIA, IN ACCORDANCE WITH THE REQUIREMENTS OF THE UNITED KINGDOM COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Participants in the Solicitation.

The Company, Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed business combination.
Information about Recursion’s directors and executive officers is available in Recursion’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement. Investors are urged to read the definitive joint proxy statement and any other relevant materials to be filed with the SEC regarding the proposed business combination when they become available, carefully before making any voting or investment decisions.

No Offer or Solicitation.

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company securities issued in the proposed business combination are anticipated to be issued in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.

Media Contact
Media@Recursion.com

Investor Contact
Investor@Recursion.com